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                                                                    Exhibit 10.8

                      NON-QUALIFIED STOCK OPTION AGREEMENT

                           ARIAD PHARMACEUTICALS, INC.

         AGREEMENT made as of the 1st day of October, 2003, between ARIAD Pharmaceuticals, Inc. (the "Company"), a Delaware corporation having a principal place of business in Cambridge, Massachusetts and Paul J. Sekhri of New York, New York (the "Participant").

         WHEREAS, the Company desires to grant to the Participant an option to purchase shares of its common stock, $.001 par value per share (the "Shares");

         WHEREAS, the Company and the Participant each intend that the option granted herein shall be a Non-Qualified Option (the "Option").

         NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto agree as follows:

         1.       GRANT OF OPTION.

         The Company hereby grants to the Participant the right and option to purchase all or any part of an aggregate of One Hundred Thirty-Five Thousand (135,000) Shares, on the terms and conditions and subject to all the limitations set forth herein, under United States securities and tax laws. Except as expressly provided in this Agreement, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of the Shares. Except as expressly provided in this Agreement, no adjustments shall be made for dividends paid in cash or in property (including without limitation, securities) of the Company.

         2.       PURCHASE PRICE.

         The purchase price of the Shares covered by the Option shall be $6.51 per Share, subject to adjustment, as provided in Section 9 of this Agreement, in the event of a stock split, reverse stock split or other events affecting the holders of Shares (the "Purchase Price"). Payment shall be made in accordance with Section 5 of this Agreement.

         3.       EXERCISABILITY OF OPTION.

         Subject to the terms and conditions set forth in this Agreement, the Option granted hereby shall become exercisable as follows:

On the first anniversary of the date            up to 33,750 Shares
    of this Agreement

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On the second anniversary of the date           an additional 33,750 Shares
    of this Agreement

On the third anniversary of the date            an additional 33,750 Shares
    of this Agreement

On the fourth anniversary of the date           an additional 33,750 Shares
    of this Agreement

The foregoing rights are cumulative and are subject to the other terms and conditions of this Agreement.

         4.       TERM OF OPTION.

         The Option shall terminate ten years from the date of this Agreement, but shall be subject to earlier termination as provided herein.

         If the Participant ceases to be an employee, director or consultant of the Company or any parent or subsidiary, direct or indirect, of the Company (an "Affiliate") (for any reason other than the death or permanent and total disability as defined in Section 22(e)(3) of the United States Internal Revenue Code of 1986, as amended (the "Code") of the Participant (a "Disability") or termination of the Participant for Cause (as defined below)), the Option may be exercised, if it has not previously terminated, within three months after the date the Participant ceases to be an employee, director or consultant of the Company or an Affiliate, or within the originally prescribed term of the Option, whichever is earlier, but may not be exercised thereafter. In such event, the Option shall be exercisable only to the extent that the Option has become exercisable and is in effect at the date of such cessation of employment, directorship or consultancy.

         Notwithstanding the foregoing, in the event of the Participant's Disability or death within three months after the termination of employment, directorship or consultancy, the Participant or the deceased Participant's legal representatives and/or any person or persons who acquired the Participant's rights to the Option by will or by the laws of descent and distribution (the "Participant's Survivors") may exercise the Option within one year after the date of the Participant's termination of employment, directorship or consultancy, but in no event after the date of expiration of the term of the Option.

         In the event the Participant's employment, directorship or consultancy is terminated by the Company or an Affiliate for Cause (as defined below), the Participant's right to exercise any unexercised portion of the Option shall cease immediately as of the date of termination, and the Option shall thereupon terminate. For purposes of this Agreement, the term Cause means (i) the failure by the Participant to perform any of his material duties under his Employment Agreement dated as of September 10, 2003 (the "Employment Agreement"), as may be amended from time to time, (ii) the conviction of the Participant of any felony involving moral turpitude, (iii) any acts of fraud or embezzlement by the Participant involving the Company or any of its Affiliates,

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(iv) violation of any federal, state or local law, or administrative regulation related to the business of the Company, (v) breach of fiduciary duty, including, but not limited to, conflict of interest, (vi) conduct that could result in publicity reflecting unfavorably on the Company in a material way, (vii) failure to comply with any written policies of the Company, or (viii) a breach of the terms of the Employment Agreement by the Participant.

           Notwithstanding anything herein to the contrary, if subsequent to the Participant's termination, but prior to the exercise of the Option, the Board of Directors of the Company determines that, either prior or subsequent to the Participant's termination, the Participant engaged in conduct which would constitute Cause, then the Participant shall immediately cease to have any right to exercise the Option and the Option shall thereupon terminate.

         In the event of the Disability of the Participant, the Option shall be exercisable within one year after the Participant's termination of service or, if earlier, within the term originally prescribed by the Option. In such event, the Option shall be exercisable:

         (a) to the extent that the Option has become exercisable but has not been exercised as of the date of Disability; and

         (b) in the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of Disability of any additional vesting rights that would have accrued on the next vesting date had the Participant not become Disabled. The proration shall be based upon the number of days accrued in the current vesting period prior to the date of Disability.

         In the event of a Disability, the Participant may exercise the Option only within the period ending one year after the date of the Participant's termination of employment, directorship or consultancy, as the case may be, notwithstanding that the Participant might have been able to exercise the Option as to some or all of the Shares on a later date if the Participant had not become Disabled and had continued to be an employee, director or consultant or, if earlier, within the originally prescribed term of the Option.

         The Board of Directors of the Company or, if applicable, a Committee of the Board of Directors, shall make the determination both of whether a Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Board of Directors of the Company or, if applicable, a Committee of the Board of Directors, the cost of which examination shall be paid for by the Company.

         In the event of the death of the Participant while an employee, director or consultant of the Company or of an Affiliate, the Option shall be exercisable by the Participant's Survivors within one year after the date of death of the Participant or, if earlier, within the originally prescribed term of the Option. In such event, the Option shall be exercisable:

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         (x)      to the extent that the Option has become exercisable but has not been exercised as of the date of death; and

         (y) in the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of death of any additional vesting rights that would have accrued on the next vesting date had the Participant not died. The proration shall be based upon the number of days accrued in the current vesting period prior to the Participant's date of death.

         If the Participant's Survivors wish to exercise the Option, they must take all necessary steps to exercise the Option within one year after the date of death of such Participant, notwithstanding that the decedent might have been able to exercise the Option as to some or all of the Shares on a later date if he or she had not died and had continued to be an employee, director or consultant or, if earlier, within the originally prescribed term of the Option.

         In the event of a consummation of a Change in Control of the Company, and if the Participant gives notice of termination within 90 days after such occurrence, then the Option shall immediately vest and remain fully exercisable through its original term with all rights. Change in Control means the occurrence of any of the following events (without the consent of the Participant):

         (i) Any corporation, person or other entity makes a tender or exchange offer for shares of the Company's Common Stock pursuant to which such corporation, person or other entity acquires more than 50% of the issued and outstanding shares of the Company's Common Stock;

         (ii) The stockholders of the Company approve a definitive agreement to merge or consolidate the Company with or into another corporation or to sell or otherwise dispose of all or substantially all of the Company's assets; or

         (iii) Any person within the meaning of Section 3 (a) (9) or Section 13 (d) of the Securities Exchange Act of 1934 acquires more than 50% of the combined voting power of Company's issued and outstanding voting securities entitled to vote in the election of the Board.

         5.       METHOD OF EXERCISING OPTION.

         Subject to the terms and conditions of this Agreement, the Option may be exercised by written notice to the Company or its designee, in substantially the form of Exhibit A attached hereto, together with provision for payment of the full purchase price in accordance with this Section 5 for the Shares as to which the Option is being exercised. Such notice shall state the number of Shares with respect to which the Option is being exercised and shall be signed by the person exercising the Option. Payment of the purchase price for such Shares shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Board of Directors of the Company or, if applicable, a Committee of the Board of Directors, through delivery of shares of

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Common Stock having a Fair Market Value (as defined below) equal as of the date of the exercise to the cash exercise price of the Option and held for at least six months, or (c) at the discretion of the Board of Directors of the Company or, if applicable, a Committee of the Board of Directors, by having the Company retain from the shares otherwise issuable upon exercise of the Option, a number of shares having a Fair Market Value equal as of the date of exercise to the exercise price of the Option, or (d) at the discretion of the Board of Directors of the Company or, if applicable, a Committee of the Board of Directors, in accordance with a cashless exercise program established with a securities brokerage firm, and approved by the Board of Directors of the Company or, if applicable, a Committee of the Board of Directors, or (e) at the discretion of the Board of Directors of the Company or, if applicable, a Committee of the Board of Directors, by any combination of (a), (b), (c) and (d) above.

         For purposes of this Agreement, Fair Market Value of a Share of common stock means:

         (1) If the common stock of the Company is listed on a national securities exchange or traded in the over-the-counter market and sales prices are regularly reported for the common stock, the closing or last price of the common stock on the Composite Tape or other comparable reporting system for the trading day immediately preceding the applicable date;

         (2) If the common stock of the Company is not traded on a national securities exchange but is traded on the over-the-counter market, if sales prices are not regularly reported for the common stock for the trading day referred to in clause (1), and if bid and asked prices for the common stock are regularly reported, the mean between the bid and the asked price for the common stock at the close of trading in the over-the-counter market for the trading day on which common stock was traded immediately preceding the applicable date; and

         (3) If the common stock is neither listed on a national securities exchange nor traded in the over-the-counter market, such value as the Board of Directors of the Company, in good faith, shall determine.

         The Company shall deliver such Shares as soon as practicable after the notice shall be received, provided, however, that the Company may delay issuance of such Shares until completion of any action or obtaining of any consent, which the Company deems necessary under any applicable law (including, without limitation, state securities or "blue sky" laws). The Shares as to which the Option shall have been so exercised shall be registered in the Company's share register in the name of the person or persons so exercising the Option (or, if the Option shall be exercised by the Participant and if the Participant shall so request in the notice exercising the Option, shall be registered in the name of the Participant and another person jointly, with right of survivorship) and shall be delivered as provided above to or upon the written order of the person exercising the Option. In the event the Option shall be exercised, pursuant to
Section 4 hereof, by any person other than the Participant, such notice shall be accompanied by appropriate proof of the right of such person to exercise the Option. All Shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and nonassessable.

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         6.       PARTIAL EXERCISE.

         Exercise of the Option to the extent above stated may be made in part at any time and from time to time within the above limits, except that no fractional share shall be issued pursuant to the Option.

         7.       NON-ASSIGNABILITY.

         The Option shall not be transferable by the Participant other than (i) by will or by the laws of descent and distribution, (ii) pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act or the rules thereunder, (iii) if approved by the Board of Directors of the Company or, if applicable, a Committee of the Board of Directors, in its sole discretion, through establishment of blind trusts, family limited partnerships, or other estate planning vehicles wherein the Participant or his direct descendants are the primary beneficiary, or (iv) under any other circumstances that are approved by the Board of Directors of the Company or, if applicable, a Committee of the Board of Directors, in its sole discretion. Except as provided above, the Option shall be exercisable, during the Participant's lifetime, only by the Participant (or, in the event of legal incapacity or incompetency, by the Participant's guardian or representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of the Option or of any rights granted hereunder contrary to the provisions of this Section 7, or the levy of any attachment or similar process upon the Option shall be null and void.

         8.       NO RIGHTS AS STOCKHOLDER UNTIL EXERCISE.

         The Participant shall have no rights as a stockholder with respect to Shares subject to this Agreement until registration of the Shares in the Company's share register in the name of the Participant. Except as is expressly provided in this Agreement with respect to certain changes in the capitalization of the Company, no adjustment shall be made for dividends or similar rights for which the record date is prior to the date of such registration.

         9.       ADJUSTMENTS.

         Upon the occurrence of any of the following events, the Participant's rights with respect to the Option, except to the extent previously exercised shall be adjusted as hereinafter provided:

         A. Stock Dividends and Stock Splits. If (i) shares of common stock of the Company shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of common stock as a stock dividend on its outstanding common stock, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of common stock, the Shares deliverable upon the exercise of the Option may be appropriately increased or decreased proportionately, and appropriate adjustments may be made including, in the purchase price per Share to reflect such events.

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         B.       Corporate Transactions. If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets or otherwise other than a transaction to merely change the state of incorporation (a "Corporate Transaction"), the Board of Directors of the Company or, if applicable, a Committee of the Board of Directors or the board of directors of any entity assuming the obligations of the Company hereunder (the "Successor Board"), shall, as to the unexercised portion of the Option, either (i) make appropriate provision for the continuation of the Option by substituting on an equitable basis for the Shares either the consideration payable with respect to the outstanding shares of common stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (ii) upon written notice to the Participant, provide that the Option must be exercised (either to the extent then exercisable or, at the discretion of the Board of Directors or, if applicable, a Committee of the Board of Directors, the Option being made fully exercisable for purposes of this Subparagraph), within a specified number of days of the date of such notice, at the end of which period the Option shall terminate; or (iii) terminate the Option in exchange for a cash payment equal to the excess of the Fair Market Value of the Shares (either to the extent then exercisable or, at the discretion of the Board of Directors of the Company or, if applicable, a Committee of the Board of Directors, the Option being made fully exercisable for purposes of this Subparagraph) over the exercise price thereof.

         C. Recapitalization or Reorganization. In the event of a recapitalization or reorganization of the Company other than a Corporate Transaction pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of common stock of the Company, the Participant upon exercising the Option after the recapitalization or the reorganization shall be entitled to receive for the purchase price paid upon such exercise the number of replacement securities which would have been received if the Option had been exercised prior to such recapitalization or reorganization.

         D. Dissolution or Liquidation of the Company. Upon the dissolution or liquidation of the Company, the Option will terminate and become null and void; provided, however, that if the rights of the Participant or the Participant's Survivors have not otherwise terminated and expired, the Participant or the Participant's Survivors will have the right immediately prior to such dissolution or liquidation to exercise the Option to the extent that the Option is exercisable as of the date immediately prior to such dissolution or liquidation.

         10.      TAXES.

         The Participant acknowledges that upon exercise of the Option the Participant will be deemed to have taxable income measured by the difference between the then fair market value of the Shares received upon exercise and the price paid for such Shares pursuant to this Agreement. The Participant acknowledges that any income or other taxes due from him or her with respect to the Option or the Shares issuable pursuant to the Option shall be the Participant's responsibility.

         The Participant agrees that the Company may withhold from the Participant's remuneration, if any, the minimum statutory amount of federal, state and local withholding taxes attributable to such amount that is considered compensation includable in such person's gross

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income. At the Company's discretion, the amount required to be withheld may be withheld in cash from such remuneration, or in kind from the Shares otherwise deliverable to the Participant on exercise of the Option. The Fair Market Value of the Shares to be withheld shall be determined as of the most recent practicable date prior to the date of exercise. The Participant further agrees that, if the Company does not withhold an amount from the Participant's remuneration sufficient to satisfy the Company's income tax withholding obligation, the Participant will reimburse the Company on demand, in cash, for the amount under-withheld.

         11.      PURCHASE FOR INVESTMENT.

         Unless the offering and sale of the Shares to be issued upon the particular exercise of the Option shall have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended (the "1933 Act"), the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled:

         (a) The person(s) who exercise the Option shall warrant to the Company, at the time of such exercise, that such person(s) are acquiring such Shares for their own respective accounts, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person(s) acquiring such Shares shall be bound by the provisions of the following legend which shall be endorsed upon the certificate(s) evidencing the Shares issued pursuant to such exercise:

                           "The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws"; and

         (b) If the Company so requires, the Company shall have received an opinion of its counsel that the Shares may be issued upon such particular exercise in compliance with the 1933 Act without registration thereunder. Without limiting the generality of the foregoing, the Company may delay issuance of the Shares until completion of any action or obtaining of any consent, which the Company deems necessary under any applicable law (including without limitation state securities or "blue sky" laws).

         12.      NO OBLIGATION TO MAINTAIN RELATIONSHIP.

         The Company is not by this Option obligated to continue the Participant as an employee, director or consultant of the Company or an Affiliate. The Participant acknowledges: (i) that this Agreement is discretionary in nature and may be suspended or terminated by the Company at any time; (ii) that the grant of the Option is a one-time benefit which does not create any

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contractual or other right to receive future grants of options, or benefits in lieu of options; (iii) that all determinations with respect to any such future grants, including, but not limited to, the times when options shall be granted, the number of shares subject to each option, the option price, and the time or times when each option shall be exercisable, will be at the sole discretion of the Company; (iv) that the Participant's participation in this Agreement is voluntary; (v) that the value of the Option is an extraordinary item of compensation which is outside the scope of the Participant's employment contract, if any; and (vi) that the Option is not part of normal or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

         13.      NOTICES.

         Any notices required or permitted by the terms of this Agreement shall be given by recognized courier service, facsimile, registered or certified mail, return receipt requested, addressed as follows:

                  If to the Company:         ARIAD Pharmaceuticals, Inc.
                                             26 Landsdowne Street
                                             Cambridge, Massachusetts 02139-4234
                                             Attn: Chief Financial Officer


                  If to the Participant:     Paul J. Sekhri
                                             164 Christopher Street
                                             New York, NY 10014

or to such other address or addresses of which notice in the same manner has previously been given. Any such notice shall be deemed to have been given upon the earlier of receipt, one business day following delivery to a recognized courier service or three business days following mailing by registered or certified mail.

         14.      GOVERNING LAW.

         This Agreement shall be construed and enforced in accordance with the law of the State of Delaware, without giving effect to the conflict of law principles thereof.

         15.      BENEFIT OF AGREEMENT.

         Subject to the provisions hereof, this Agreement shall be for the benefit of and shall be binding upon the heirs, executors, administrators, successors and assigns of the parties hereto.

         16.      ENTIRE AGREEMENT.

         This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written

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agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement not expressly set forth in this Agreement shall affect or be used to interpret, change or restrict, the express terms and provisions of this Agreement.

         17.      MODIFICATIONS AND AMENDMENTS.

         The terms and provisions of this Agreement may be modified or amended by the Company in a manner which is not adverse to the Participant, including, without limitation, to the extent necessary to qualify the shares issuable upon exercise of the Option for listing on any national securities exchange or quotation in any national automated quotation system of securities dealers. Any modification or amendment of this Agreement shall not, without the consent of the Participant, adversely affect his rights under the Option.

         18.      WAIVERS AND CONSENTS.

         The terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by written document executed by the party entitled to the benefits of such terms or provisions. No such waiver or consent shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Agreement, whether or not similar. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

         19.      DATA PRIVACY.

         By entering into this Agreement, the Participant: (i) authorizes the Company and each Affiliate, and any agent of the Company or any Affiliate administering this Agreement or providing record keeping services, to disclose to the Company or any of its Affiliates such information and data as the Company or any such Affiliate shall request in order to facilitate the grant of options and the administration of this Agreement; (ii) waives any data privacy rights he or she may have with respect to such information; and (iii) authorizes the Company and each Affiliate to store and transmit such information in electronic form.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer, and the Participant has hereunto set his or her hand, all as of the day and year first above written.

                                         ARIAD PHARMACEUTICALS, INC.

                                         By: /s/ Harvey J. Berger
                                            ------------------------------------
                                             Name: Harvey J. Berger, M.D.
                                             Title: Chairman and Chief Executive
                                                    Officer

                                         PAUL J. SEKHRI

                                          /s/ Paul J. Sekhri
                                         ---------------------------------------

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                                                                       Exhibit A

                NOTICE OF EXERCISE OF NON-QUALIFIED STOCK OPTION

TO:      ARIAD Pharmaceuticals, Inc.

Ladies and Gentlemen:

         I hereby exercise my Non-Qualified Stock Option to purchase ___________ shares (the "Shares") of the common stock, $.001 par value, of ARIAD Pharmaceuticals, Inc. (the "Company"), at the exercise price of $6.51 per share, pursuant to and subject to the terms of that certain Non-Qualified Stock Option Agreement between the undersigned and the Company dated October 1, 2003.

         I understand the nature of the investment I am making and the financial risks thereof. I am aware that it is my responsibility to have consulted with competent tax and legal advisors about the relevant national, state and local income tax and securities laws affecting the exercise of the Option and the purchase and subsequent sale of the Shares.

         I am paying the option exercise price for the Shares as follows:

                     ______________________________________

         Please issue the Shares (check one):

         [ ] to me; or

         [ ] to me and ____________________________, as joint tenants with right of survivorship,

         at the following address:

               ________________________________
               ________________________________
               ________________________________

         My mailing address for shareholder communications, if different from the address listed above, is:

               ________________________________
               ________________________________
               ________________________________

                                         Very truly yours,

                                         _______________________________________
                                         Participant (signature)

                                         _______________________________________
                                         Print Name

                                         _______________________________________
                                         Date

                                         _______________________________________
                                         Social Security Number

                                      A-2